GOODWILL AND INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
GOODWILL AND INTANGIBLE ASSETS
Schedule of changes in the carrying amount of goodwill

	2012	2011
Balance, beginning of year	$116,830	$117,651
Foreign currency translation adjustment	866	(821)

Balance, end of year	$117,696	$116,830

Schedule of the Company's intangible asset and related accumulated amortization for its software

	2012	2011
Software	$26,375	$24,076
Accumulated amortization	(21,846)	(20,817)

Software, net	$4,529	$3,259